UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 10, 2018
PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On May 10, 2018, Pilgrim’s Pride Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). The following proposals were submitted to a vote of the stockholders of the Company at the Annual Meeting:
1. The election of five JBS Directors to the Board of Directors.
2. The election of three Equity Directors to the Board of Directors.
3. A stockholder advisory vote on executive compensation.
4. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 30, 2018.
5. A vote on a stockholder proposal, if properly presented, requesting the Board of Directors to adopt and implement a water stewardship policy designed to reduce risks of water contamination from the Company's direct operations and supply chain.
6. A vote on a stockholder proposal, if properly presented, requesting the Board of Directors to prepare a report on steps the company is taking to foster greater diversity on the Board of Directors.

Board of Director Election Results
The stockholders of the Company elected all of the Company’s eight nominees for director at the Annual Meeting pursuant to the following votes:

Name	For	Withheld	Broker Non-Votes
Gilberto Tomazoni	202,231,408	34,260,612	6,874,089
Denilson Molina	215,724,614	20,767,406	6,874,089
Wallim Cruz De Vasconcellos Junior	224,982,240	11,509,780	6,874,089
William W. Lovette	218,576,846	17,915,174	6,874,089
Andre Nogueira de Souza	213,629,142	22,862,878	6,874,089
David E. Bell	226,047,524	10,444,496	6,874,089
Michael L. Cooper	225,002,978	11,488,927	6,874,089
Charles Macaluso	224,983,225	11,508,755	6,874,089
Say on Pay Results
The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, including the compensation discussion and analysis, compensation tables and narrative discussion.

For	Against	Abstain	Broker Non-Votes
235,275,808	1,180,977	35,235	6,874,089
Ratification of KPMG LLP as the Company’s Independent Registered Public Accounting Firm Results
The appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 30, 2018 was ratified at the Annual Meeting. The votes were cast as follows:

For	Against	Abstain
242,696,860	643,226	26,023

Stockholder Proposal to Adopt and Implement a Water Stewardship Policy Results
The stockholders voted against the adoption and implementation of a water stewardship policy designed to reduce risks of water contamination from the Company's direct operations and supply chain.

For	Against	Abstain	Broker Non-Votes
15,608,055	219,738,118	1,145,697	6,874,089
Stockholder Proposal to Request Board of Directors Report on Fostering Greater Diversity Results

The stockholders voted against the Board of Directors preparing a report on steps the company is taking to foster greater diversity on the Board of Directors.

For	Against	Abstain	Broker Non-Votes
36,415,965	199,430,732	645,323	6,874,089

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date:	May 10, 2018	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer